PHOENIX-SENECA FUNDS
                           PHOENIX EQUITY INCOME FUND

           Supplement dated November 16, 2005 to the Prospectus dated
  January 28, 2005, as supplemented June 17, 2005 and August 8, 2005 and to the
              Statement of Additional Information dated January 28,
     2005 as supplemented April 1, 2005, June 17, 2005 and August 23, 2005


IMPORTANT NOTICE TO INVESTORS

         On November 16, 2005, the Board of Trustees of the Phoenix-Seneca Funds voted to liquidate the Phoenix Equity Income Fund. Based on recommendation by management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Fund. Effective November 23, 2005, the Phoenix Equity Income Fund will be closed to new investors and additional investor deposits.

         On or about December 15, 2005, the Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Phoenix Equity Income Fund for shares of the same class of any other Phoenix Fund. Phoenix Funds include those mutual funds advised or subadvised by the Adviser or its advisory affiliates and distributed by the Distributor, provided such other mutual funds extend reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares at any time prior to the Fund's liquidation on December 15, 2005. There will be no fee or sales charges associated with exchange requests and deferred sales charges will be waived on redemptions of Class B and Class C Shares.



         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 2069/CloseEI (11/05)